SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               [Amendment No. ___]

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]

Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]   Definitive Proxy Statement
   [X]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
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                      INVESCO GLOBAL HEALTH SCIENCES FUND
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Payment of Filing Fee (Check the appropriate box):

   [X]   No fee required
   [ ]   $125 per Exchange Act Rules 0-11(c)1(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule A
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1.   Title of each class of securities to which transaction applies:

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          2.   Aggregate number of securities to which transaction applies:

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          3.   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4.   Proposed maximum aggregate value of transaction:

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          5.   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.   Amount Previously Paid:

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          2.   Form, Schedule or Registration Statement No.:

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          3.   Filing Party:

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          4.   Date Filed:

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                                             INVESCO GLOBAL HEALTH SCIENCES FUND

                                                          7800 East Union Avenue
                                                         Denver, Colorado  80237
                                                     (Toll Free) 1(800) 528-8765
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                          SUPPLEMENTAL PROXY STATEMENT
                                 April 10, 2001

This Supplemental Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of INVESCO Global Health Sciences Fund ("Global Health Sciences Fund") to be used at the Annual Meeting of Shareholders of the Global Health Sciences Fund ("Meeting"), to be held on May 8, 2001 at 1:00 p.m. at 7800 East Union Avenue, Denver, Colorado 80237, the principal executive offices of Global Health Sciences Fund.

On March 19, 2001, a Proxy Statement (the "Proxy Statement"), was mailed to shareholders of record as of March 9, 2001. This Supplemental Proxy Statement sets forth a modification that substantively changes one of the terms of the proposed reorganization of the Global Health Sciences Fund described in the Proxy Statement, and is incorporated therein by reference. The Board of Trustees requests that shareholders carefully consider this modification, and all information contained in the Proxy Statement, in determining their vote. IN LIGHT OF THE MODIFICATION SET FORTH IN THIS SUPPLEMENTAL PROXY STATEMENT, SHAREHOLDERS THAT HAVE ALREADY VOTED THEIR SHARES ON PROPOSALS 1 AND 2 TO BE CONSIDERED AT THE MEETING CAN EITHER RE-VOTE THEIR SHARES ON THE PROXY CARD ENCLOSED HEREWITH, OR DISREGARD THE PROXY CARD ENCLOSED HEREWITH AND HAVE THEIR SHARES VOTED AS INDICATED ON THEIR ORIGINAL PROXY CARD. UNLESS SHAREHOLDERS SUBMIT A NEW PROXY CARD, SHARES VOTED ON THE ORIGINAL PROXY CARD DELIVERED WITH THE PROXY STATEMENT WILL BE COUNTED IN DETERMINING THE PROPOSALS CONTAINED IN THE PROXY STATEMENT AND COUNTED IN DETERMINING WHETHER A QUORUM IS REPRESENTED AT THE MEETING. IF YOU HAVE NOT ALREADY VOTED YOUR SHARES ON THE PROXY CARD ENCLOSED WITH THE PROXY STATEMENT, THE BOARD OF TRUSTEES REQUESTS THAT YOU CONSIDER THE MODIFICATION SET FORTH IN THIS SUPPLEMENTAL PROXY STATEMENT, AS WELL AS THE INFORMATION CONTAINED IN THE PROXY STATEMENT, AND VOTE YOUR SHARES ON THE PROXY CARD ENCLOSED HEREWITH.

PROPOSED CONTINGENT DEFERRED SALES CHARGE TO BECOME A REDEMPTION FEE TO BE RETAINED BY FUND

The Global Health Sciences Fund's Trustees and INVESCO Funds Group, Inc. ("INVESCO") have reconsidered the structure of the two percent (2%) Contingent Deferred Sales Charge or "CDSC" referred to on pages 6, 11, 13, 17-22, and 29 of the Proxy Statement. All references to "Contingent Deferred Sales Charge" or "CDSC" contained in the Proxy Statement are hereby deleted and, as discussed below, replaced with the term "Redemption Fee." As described in the Proxy Statement, shareholders of the Global Health Sciences Fund, upon becoming shareholders of the new open-end fund series of INVESCO Counselor Series Funds, Inc. (the "New Fund"), would have been subject to a 2% CDSC if they redeemed their shares of the New Fund within twelve months. This 2% CDSC would have been retained by INVESCO in order to partially offset increased distribution costs that it expects to incur as a result of the proposed Reorganization.

It is now proposed that the proceeds from the 2% fee, now referred to as a Redemption Fee, should be retained by the New Fund, rather than INVESCO. The purposes of this Redemption Fee primarily will be to discourage large scale redemptions from the New Fund immediately following the Reorganization, and to offset potentially increased New Fund operating costs likely to result should substantial redemptions from the New Fund occur after the Reorganization. The proposed Redemption Fee will result in redeeming shareholders of the New Fund bearing at least a portion of these increased Fund operating expenses. Therefore, with this modification INVESCO will be giving the New Fund the opportunity to retain the proceeds from the Redemption Fee, should shareholders approve Proposal 2.

INVESCO and the Global Health Sciences Fund's Trustees believe that this modification to the terms of Proposal 2 is clearly in the best interests of Global Health Sciences Fund shareholders because retention of the Redemption Fee by the New Fund will serve as a direct financial benefit to the New Fund.

Shareholders having questions concerning the proposed Reorganization should contact INVESCO Funds Group, Inc. toll-free at 1(800) 528-8765.

             THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR
                      PROPOSALS 1 AND 2(A), 2(B) AND 2(C).


/s/ Glen A. Payne
-----------------
Glen A. Payne
Secretary
INVESCO Global Health Sciences Fund

Denver, Colorado
Dated: April 10, 2001

  TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                       INVESCO GLOBAL HEALTH SCIENCES FUND

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 8, 2001

The undersigned hereby appoints Mark H. Williamson and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution to vote with the same force and effect as the undersigned at the Annual Meeting of Shareholders of INVESCO Global Health Sciences Fund (the "Fund"), to be held at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado, on Tuesday, May 8, 2001 at 1:00 p.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth on the reverse side, all in accordance with and as more fully described in the Notice of Annual Meeting and Proxy Statement, dated March 19, 2001, receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TRUSTEES AND FOR PROPOSALS 2(a), 2(b) and 2(c), and each element thereof.

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PLEASE MARK,  SIGN, DATE AND RETURN THIS PROXY IN THE  ACCOMPANYING  ENVELOPE AS
SOON AS POSSIBLE, THANK YOU.
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Please  sign  exactly as name  appears  hereon.  If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.
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HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE COMMENTS?

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X    PLEASE MARK VOTES
     AS IN THIS EXAMPLE
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     INVESCO GLOBAL HEALTH SCIENCES FUND
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THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

CONTROL NUMBER:







Please be sure to sign and date this Proxy.  Date

                            _______________________

                            _______________________

Shareholder sign here       Co-owner sign here


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR":

                                                For         With-        For All
                                             Nominees       hold         Except

1. Proposal to elect (01) Mark H.
   Williamson and (02) Larry Soll, PhD as
   Class B trustees of the Fund until the      _____         _____        _____
   annual meeting of shareholders in
   2004, and until their successors are
   elected and qualified.

  Instruction: To withhold authority to vote for any nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above. Your shares will be voted "For" the remaining nominee.

PROPOSAL 2

                                                For         Against      Abstain

2(a). Approval of the proposed Agreement
      and Plan of Reorganization.              _____         _____        _____

2(b). Approval of the proposed new
      Investment Advisory Agreement.           _____         _____        _____

2(c). APPROVAL OF THE FOLLOWING NEW FUNDAMENTAL INVESTMENT
      POLICIES OF NEW FUND RESULTING FROM REORGANIZATION.

2(c)(i).   Fundamental Investment Restriction
           Relating to Borrowing               _____         _____        _____

2(c)(ii).  Fundamental Investment
           Restriction Relating to Issuer
           Diversification                     _____         _____        _____

2(c)(iii). Fundamental Investment
           Restriction Relating to Lending     _____         _____        _____

2(c)(iv).  Conforming Language of
           Fundamental Investment Policies     _____         _____        _____

2(c)(v).   Fundamental Investment Restriction
           Relating to Master-Feeder Structure _____         _____        _____

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Mark  box at right if an  address  change  or  comment  has been  noted on the
reverse side of this card.      _____

RECORD DATE SHARES: